News Release
Contact: Kevin Royal, Chief Financial Officer
866.475.0317 x11120
investorrelations@bridgepointeducation.com

Bridgepoint Education Reports Third Quarter 2016 Results

SAN DIEGO (November 8, 2016) - Bridgepoint Education (NYSE:BPI), a provider of postsecondary education services, today announced its results for the three and nine months ended September 30, 2016.
Financial Results for the Three Months Ended September 30, 2016
Revenue for the three months ended September 30, 2016 was $136.6 million, compared with revenue of $140.8 million for the three months ended September 30, 2015.
Operating loss for the three months ended September 30, 2016 was $8.8 million, compared with operating loss of $34.5 million for the three months ended September 30, 2015.
Net loss for the three months ended September 30, 2016 was $9.5 million, compared with net loss of $62.7 million for the three months ended September 30, 2015.
Diluted loss per share for the three months ended September 30, 2016 was $0.20, compared with diluted loss per share of $1.37 for the three months ended September 30, 2015.
The Company recognized income tax expense of $1.2 million for the three months ended September 30, 2016, compared with income tax expense of $28.7 million for the three months ended September 30, 2015.
Non-GAAP Financial Results for the Three Months Ended September 30, 2016
Non-GAAP operating income for the three months ended September 30, 2016 was $8.3 million, compared with non-GAAP operating income of $10.4 million for the three months ended September 30, 2015. Non-GAAP operating income for the three months ended September 30, 2016 excludes a legal settlement expense of $16.8 million and restructuring and impairment charges of $0.4 million.
Non-GAAP net income for the three months ended September 30, 2016 was $4.2 million, compared with non-GAAP net income of $6.0 million for the three months ended September 30, 2015. Non-GAAP net income for the three months ended September 30, 2016 excludes a legal settlement expense of $16.8 million, restructuring and impairment charges of $0.4 million and a tax benefit of $3.4 million.
Non-GAAP diluted earnings per share for the three months ended September 30, 2016 was $0.09, compared with non-GAAP diluted earnings per share of $0.13 for the three months ended September 30, 2015.
Financial Results for the Nine Months Ended September 30, 2016
Revenue for the nine months ended September 30, 2016 was $407.6 million, compared with revenue of $430.3 million for the nine months ended September 30, 2015.
Operating loss for the nine months ended September 30, 2016 was $21.8 million, compared with operating loss of $36.2 million for the nine months ended September 30, 2015.
Net loss for the nine months ended September 30, 2016 was $16.3 million, compared with net loss of $63.8 million for the nine months ended September 30, 2015.
Diluted loss per share for the nine months ended September 30, 2016 was $0.35, compared with diluted loss per share of $1.40 for the nine months ended September 30, 2015.
The Company recognized income tax benefit of $3.6 million for the nine months ended September 30, 2016, compared with income tax expense of $29.1 million for the nine months ended September 30, 2015.
Non-GAAP Financial Results for the Nine Months Ended September 30, 2016
Non-GAAP operating income for the nine months ended September 30, 2016 was $13.9 million, compared with non-GAAP operating income of $23.1 million for the nine months ended September 30, 2015. Non-GAAP operating income for the nine months ended September 30, 2016 excludes a legal settlement expense of $32.9 million and restructuring and impairment charges of $2.8 million.
Non-GAAP net income for the nine months ended September 30, 2016 was $9.0 million, compared with non-GAAP net income of $14.0 million for the nine months ended September 30, 2015. Non-GAAP net income for the nine months ended September 30, 2016 excludes a legal settlement expense of $32.9 million, restructuring and impairment charges of $2.8 million and a tax benefit of $10.4 million.
Non-GAAP diluted earnings per share for the nine months ended September 30, 2016 was $0.19, compared with non-GAAP diluted earnings per share of $0.30 for the nine months ended September 30, 2015.
Balance Sheet and Cash Flow
As of September 30, 2016, the Company had cash and cash equivalents, restricted cash and investments of $357.4 million, compared with cash and cash equivalents, restricted cash and investments of $374.0 million as of December 31, 2015.
The Company used $8.9 million of cash for operating activities during the nine months ended September 30, 2016, compared with $16.6 million of cash provided by operating activities during the nine months ended September 30, 2015.
Student Enrollment
Total student enrollment at the Company's academic institutions, Ashford University and University of the Rockies, was 47,831 students at September 30, 2016, compared with total student enrollment of 49,982 at September 30, 2015.
As of September 30, 2016, the 12-month retention for all Ashford students who were active on the last day of the third quarter of 2015 was 61.6%. As of September 30, 2015, the 12-month retention for all Ashford students who were active on the last day of the third quarter of 2014 was 60.1%.
About Non-GAAP Financial Measures
This press release contains non-GAAP financial measures for non-GAAP operating income, non-GAAP net income and non-GAAP diluted earnings per share, which exclude a legal settlement expense, restructuring and impairment charges, and certain income tax adjustments, as applicable. These non-GAAP financial measures are not prepared in accordance with U.S. generally accepted accounting principles (GAAP) and are not based on a comprehensive set of accounting rules. Management believes non-GAAP financial measures are useful in providing investors with an understanding of how specific line items in the consolidated statements of income are affected by items that may not be indicative of the operating results of the Company’s core business. To the extent that other companies use similar methods in calculating and reporting non-GAAP operating results, the Company believes provision of supplemental non-GAAP financial information allows for a meaningful comparison of the Company’s performance against the performance of other companies. The Company further believes that these non-GAAP financial measures provide useful information regarding its ongoing operating activities and business trends related to its results of operations, as well as a meaningful comparison with historical financial results. The Company’s management and board of directors utilize these non-GAAP financial measures, together with the Company's financial statements prepared in accordance with GAAP, in developing operating budgets and evaluating the Company's performance. These non-GAAP financial measures are intended to supplement GAAP financial information, and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, these non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Refer to the accompanying tables for a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Earnings Conference Call and Webcast
Bridgepoint Education will host a conference call at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Standard Time) today to discuss its latest financial results and recent highlights. The dial-in number for callers in the United States and Canada is 866-859-7412, and the dial-in number for other callers is 832-900-4623. The access code for all callers is 6563590. A live broadcast of the call will also be available on the Company's website at http://ir.bridgepointeducation.com.

A replay of the call will be available via telephone through December 8, 2016. To access the replay, callers in the United States and Canada should dial 855-859-2056 and other callers should dial 404-537-3406, and enter the access code 6563590.
About Bridgepoint Education
Bridgepoint Education, Inc. (NYSE:BPI) harnesses the latest technology to reimagine the modern student experience. Bridgepoint owns two academic institutions - Ashford University and University of the Rockies. Together, these programs, technologies, and resources represent a unique model for advancing education in the 21st century. Bridgepoint stands for greater access, social learning, and exposure to leading minds. For more information, visit www.bridgepointeducation.com or www.facebook.com/BridgepointEducation.
Forward-Looking Statements
This news release may contain forward-looking statements, including, without limitation, statements regarding management’s intentions, hopes, beliefs or expectations, and statements regarding the Company's outlook for the remainder of 2016 and beyond. These forward-looking statements are subject to risks and uncertainties that could cause the Company's actual performance or results to differ materially from those expressed in or suggested by such statements. Such risks and uncertainties include, without limitation, the failure to comply with the extensive regulatory framework applicable to the Company and its institutions, adverse administrative, economic, legislative or regulatory changes affecting the Company and its institutions, the imposition of fines or other corrective measures against the Company's institutions, competition in the postsecondary education market and its potential impact on the Company's market share, recruiting costs and tuition rates, reputational and other risks related to potential compliance audits, regulatory or legal actions, negative publicity or service disruptions, and the inability to recruit and retain students or develop new or expanded programs in a timely and cost-effective manner.
Additional information on factors that could affect the Company's performance or results is included from time to time in the Company's filings with the Securities and Exchange Commission (SEC), including, but not limited to, the Company's Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 8, 2016, the Company's quarterly reports on Form 10-Q and the Company's current reports on Form 8-K. You should not place undue reliance on any forward-looking statements. Forward-looking statements are made on the basis of management's good faith beliefs, expectations and assumptions regarding future events based on information available at the time such statements are made. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update or revise any forward-looking statements to reflect actual results or any changes in assumptions, expectations or other factors affecting such forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable securities laws.

BRIDGEPOINT EDUCATION, INC.
Condensed Consolidated Statements of Income (Loss)
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Revenue	$136,583	$140,762	$407,555	$430,337
Costs and expenses:
Instructional costs and services	64,095	69,197	200,129	215,656
Admissions advisory and marketing	52,590	47,794	156,798	148,636
General and administrative	11,604	13,346	36,709	42,914
Legal settlement expense	16,752	—	32,918	—
Restructuring and impairment charges	365	44,904	2,766	59,322
Total costs and expenses	145,406	175,241	429,320	466,528
Operating loss	(8,823)	(34,479)	(21,765)	(36,191)
Other income, net	557	465	1,892	1,499
Loss before income taxes	(8,266)	(34,014)	(19,873)	(34,692)
Income tax expense (benefit)	1,211	28,732	(3,622)	29,075
Net loss	$(9,477)	$(62,746)	$(16,251)	$(63,767)

Loss per share:
Basic	$(0.20)	$(1.37)	$(0.35)	$(1.40)
Diluted	(0.20)	(1.37)	(0.35)	(1.40)
Weighted average number of common shares outstanding used in computing loss per share:
Basic	46,315	45,754	46,180	45,620
Diluted	46,315	45,754	46,180	45,620

BRIDGEPOINT EDUCATION, INC.
Condensed Consolidated Balance Sheets
(Unaudited)
(In thousands)

	September 30, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$258,354	$282,145
Restricted cash	26,223	24,685
Investments	27,802	19,387
Accounts receivable, net	30,614	24,091
Student loans receivable, net	—	775
Prepaid expenses and other current assets	39,181	52,192
Total current assets	382,174	403,275
Property and equipment, net	16,021	21,742
Investments	44,984	47,770
Student loans receivable, net	—	7,394
Goodwill and intangibles, net	18,301	21,265
Other long-term assets	2,713	5,320
Total assets	$464,193	$506,766

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$69,185	$79,196
Deferred revenue and student deposits	75,696	88,756
Total current liabilities	144,881	167,952
Rent liability	14,098	20,118
Other long-term liabilities	13,575	15,046
Total liabilities	172,554	203,116
Total stockholders' equity	291,639	303,650
Total liabilities and stockholders' equity	$464,193	$506,766

BRIDGEPOINT EDUCATION, INC.
Condensed Consolidated Statements of Cash Flows
(Unaudited)
(In thousands)

	Nine Months Ended September 30,
	2016	2015
Cash flows from operating activities:
Net loss	$(16,251)	$(63,767)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Provision for bad debts	23,565	24,269
Depreciation and amortization	10,068	15,403
Amortization of premium/discount	38	364
Deferred income taxes	—	24,081
Stock-based compensation	5,679	7,324
Excess tax benefit of option exercises	—	(426)
Write-off or impairment of student loans receivable	7,542	1,207
Net (gain) loss on marketable securities	(103)	125
Loss on termination of leased space	—	13,540
Loss on disposal or impairment of fixed assets	809	38,855
Changes in operating assets and liabilities:
Restricted cash	4,066	7,712
Accounts receivable	(29,929)	(33,524)
Prepaid expenses and other current assets	(2,802)	5,537
Student loans receivable	876	831
Other long-term assets	2,607	266
Accounts payable and accrued liabilities	5,508	(2,883)
Deferred revenue and student deposits	(13,049)	(18,313)
Other liabilities	(7,490)	(3,960)
Net cash (used in) provided by operating activities	(8,866)	16,641
Cash flows from investing activities:
Capital expenditures	(1,562)	(2,324)
Purchases of investments	(20,237)	(20,242)
Non-operating restricted cash	(5,604)	(6,369)
Capitalized costs for intangible assets	(649)	(1,761)
Sales of investments	—	10,101
Maturities of investments	14,714	40,094
Net cash (used in) provided by investing activities	(13,338)	19,499
Cash flows from financing activities:
Proceeds from exercise of stock options	142	260
Excess tax benefit of option exercises	—	426
Proceeds from the issuance of stock under employee stock purchase plan	112	136
Tax withholdings on issuance of stock awards	(1,841)	(1,292)
Net cash used in financing activities	(1,587)	(470)
Net (decrease) increase in cash and cash equivalents	(23,791)	35,670
Cash and cash equivalents at beginning of period	282,145	207,003
Cash and cash equivalents at end of period	$258,354	$242,673

BRIDGEPOINT EDUCATION, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended June 30,
	2016	2015	2016	2015
Operating Income (Loss) Reconciliation:
GAAP operating loss	$(8,823)	$(34,479)	$(21,765)	$(36,191)
Legal settlement expense	16,752	—	32,918	—
Restructuring and impairment charges	365	44,904	2,766	59,322
Non-GAAP operating income	$8,294	$10,425	$13,919	$23,131

Net Income (Loss) Reconciliation:
GAAP net loss	$(9,477)	$(62,746)	$(16,251)	$(63,767)
Legal settlement expense	16,752	—	32,918	—
Restructuring and impairment charges	365	44,904	2,766	59,322
Income tax impact	(3,445)	(16,839)	(10,407)	(22,246)
Incremental income tax expense related to establishment of valuation allowance	—	40,666	—	40,666
Non-GAAP net income	$4,195	$5,985	$9,026	$13,975

Diluted Earnings (Loss) Per Share Reconciliation:
GAAP diluted loss per share	$(0.20)	$(1.37)	$(0.35)	$(1.40)
Legal settlement expense	0.36	—	0.70	—
Restructuring and impairment charges	0.01	0.98	0.06	1.30
Income tax impact	(0.08)	(0.37)	(0.22)	(0.49)
Incremental income tax expense related to establishment of valuation allowance	—	0.89	—	0.89
Non-GAAP diluted earnings per share	$0.09	$0.13	$0.19	$0.30